Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capital Markets Technologies, Inc. (the “Company”) on Form 10-QSB (“Form 10-QSB”) for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Pasquale Ceci, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Pasquale Ceci
Pasquale Ceci
Principal Accounting Officer
November 14, 2007